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[LOGO] The AIG Life Companies (U.S.)                             EXHIBIT (e)(9)

                            EXECUTIVE ADVANTAGE/SM/

                         AUTOMATIC REBALANCING REQUEST


Policy Number: ____________ Policyholder: _____________________________________
                                          (Last Name, First Name, Middle Name)

Insured: ____________________________________ Social Security No.: ____-___-___
         (Last Name, First Name, Middle Name)

For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_] Monthly   [_] Quarterly   [_] Semi-annually   [_] Annually

Following are rebalanced percentages after the transfer:

                                                                   Percent
                                                                   -------
Guaranteed Account................................................ ______%
Alliance Variable Products Series Fund, Inc.
   Americas Government Income..................................... ______%
   Growth Portfolio............................................... ______%
   Growth and Income Portfolio.................................... ______%
   Large Cap Growth Portfolio..................................... ______%
   Small Cap Growth Portfolio..................................... ______%
American Century Variable Portfolios, Inc.
   VP Income & Growth Fund........................................ ______%
   VP International Fund.......................................... ______%
Credit Suisse Trust
   Mid Cap Growth Portfolio....................................... ______%
   Emerging Markets Portfolio..................................... ______%
   Global Small Cap Portfolio..................................... ______%
   International Focus Portfolio.................................. ______%
   Large Cap Value Portfolio...................................... ______%
   Small Cap Growth Portfolio..................................... ______%
Fidelity Variable Insurance Products Fund
   VIP Balanced Portfolio......................................... ______%
   VIP Contrafund Portfolio....................................... ______%
   VIP Index 500 Portfolio........................................ ______%
Franklin Templeton Variable Insurance Products Trust
   Money Market Fund - Class 1.................................... ______%
   Developing Markets Securities Fund - Class 2................... ______%
   Growth Securities Fund- Class 2................................ ______%
   Foreign Securities Fund- Class 2............................... ______%
Goldman Sachs Variable Insurance Trust............................ ______%
   Structured U.S. Equity Fund.................................... ______%
   International Equity Fund...................................... ______%
J.P. Morgan Series Trust II
   Small Company Portfolio........................................ ______%
FAM Variable Series Funds
   Mercury Basic Value V.I. Fund.................................. ______%
   Mercury Fundamental Growth V.I. Fund........................... ______%
   Mercury Government Bond V.I. Bond.............................. ______%
   Mercury Value Opportunities V.I. Fund.......................... ______%
Morgan Stanley Universal Institutional Funds
   Core Plus Fixed Income Portfolio - Class 1..................... ______%
   Emerging Markets Equity Portfolio - Class 1.................... ______%
   High Yield Portfolio - Class 1................................. ______%
   Mid Cap Growth Portfolio - Class 1............................. ______%
   U.S. Mid Cap Value Portfolio - Class 1......................... ______%
Neuberger Berman Advisers Management Trust
   AMT Partners Portfolio......................................... ______%
PIMCO Variable Insurance Trust
   High Yield Portfolio........................................... ______%
   Long Term U.S. Government Bond Portfolio....................... ______%
   Real Return Portfolio.......................................... ______%
   Short-Term Portfolio........................................... ______%
   Total Return Bond Portfolio.................................... ______%
Vanguard Variable Insurance Fund
   Total Bond Market Index Portfolio.............................. ______%
   Total Stock Market Index Portfolio............................. ______%
VALIC Company I
   International Equities Fund
   Mid Cap Index Fund............................................. ______%
   Small Cap Index Fund........................................... ______%

As Policyholder, I represent that the statements and answers in this Automatic Rebalancing request are written as made by me and are complete and true to the best of my knowledge and belief.


----------------------------------------  -------------------------------------
Signature of Insured                      Signature of Policyholder (if other
                                          than Insured)

__________________________  ______, 20____
Date Signed

Automatic Rebalancing, Executive Advantage/SM/, 04/06